Alpharma Inc.

Registration Rights Agreement

This Registration Rights Agreement dated as of October 12, 2007 (this "Agreement"), is entered into between Alpharma Inc., a Delaware corporation (the "Company"), IDEA AG, a German aktiengesellschaft ("IDEA", and the initial "Stockholder"), and any Stockholders who become parties hereto pursuant to Section 2.

RECITALS

WHEREAS, the Company has, on the date hereof, issued to IDEA two Warrants (the "Warrants") exercisable, on the terms set forth therein, for shares of the Company's Class A Common Stock, par value $0.20 per share (the "Common Stock");

WHEREAS, the Company has agreed to file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering the resale by the Stockholders of the Common Stock issuable upon exercise of the Warrants (the "Warrant Shares").

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1. Registration Rights

1.1 Registration. The Company shall file with the U.S. Securities and Exchange Commission (the "SEC"), within 10 days following the Approval Date (as defined in the Warrants), a registration statement under the Securities Act covering the resale by the Stockholders of the Warrant Shares (the "Registration Statement"); provided, however, that the Company shall not be required to file the Registration Statement if the Approval Date occurs on or after the date on which the sale of all of the Warrant Shares without volume limitation pursuant to Rule 144 under the Securities Act (as such rule may be amended) is permitted or would have been permitted if the holders of the Warrants had acquired their Warrant Shares by exercise of the Warrants pursuant to section 2(b) thereof. If the Registration Statement is not an "automatic shelf registration statement" pursuant to General Instruction D to Form S-3, the Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective by the SEC as soon as reasonably practicable. The Company shall cause the Registration Statement to remain effective until the earlier of (i) the date on which the sale of all of the Warrant Shares without volume limitation pursuant to Rule 144 under the Securities Act (as such rule may be amended) is permitted or would have been permitted if the holders of the Warrants had acquired their Warrant Shares by exercise of the Warrants pursuant to section 2(b) thereof and (ii) the date on which all of the Warrant Shares have been sold (such earlier date, the "Termination Date").

1.2 Limitations on Registration; Resales to the Public.

(a) The Company may, by written notice to the Stockholders, (i) delay the filing or effectiveness of the Registration Statement or (ii) require that the Stockholders immediately cease sales of Warrant Shares pursuant to the Registration Statement after its effectiveness, in the event that (A) the Company intends to file a registration statement (other than a registration statement on Form S-8 or its successor form) with the SEC for a public offering of its securities; (B) the Company is engaged in any activity or transaction or preparations or negotiations for any activity or transaction that the Company desires to keep confidential for business reasons, if the Company determines in good faith that the public disclosure requirements imposed on the Company under the Securities Act in connection with the Registration Statement would require disclosure of such activity, transaction, preparations or negotiations; (C) the Company becomes aware of the existence of a material misstatement or omission in the Registration Statement; or (D) the Company determines in good faith that the filing of, or continuation of sales under, the Registration Statement would adversely affect the Company.

(b) If the Company delays the filing of the Registration Statement pursuant to Section 1.2(a), the Company shall, as promptly as practicable following the termination of the circumstance which entitled the Company to do so, file the Registration Statement. If the Company requires the Stockholders to cease sales of Warrant Shares pursuant to Section 1.2(a), the Company shall, as promptly as practicable following the termination of the circumstance which entitled the Company to do so, give written notice to the Stockholders authorizing it to resume sales of Warrant Shares pursuant to the Registration Statement. If as a result thereof the prospectus included in the Registration Statement has been amended to comply with the requirements of the Securities Act, the Company shall enclose such revised prospectus with the notice to the Stockholders given pursuant to this Section 1.2(b), and the Stockholders shall make no offers or sales of Warrant Shares pursuant to the Registration Statement other than by means of such revised prospectus.

(c) The Company shall have the right to delay the filing or effectiveness of the Registration Statement and require that the Stockholders cease sales of Warrant Shares pursuant to the Registration Statement in accordance with this Section 1.2 for not more than an aggregate of 60 days in any 365-day period.

1.3 Registration Procedures.

(a) If the Company is required to file the Registration Statement, the Company shall use its reasonable best efforts to:

(i) prepare and file with the SEC any amendments and supplements to the Registration Statement and the prospectus included therein, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus (the "Prospectus"), as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective until the Termination Date;

(ii) furnish to each Stockholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Warrant Shares owned by such Stockholder;

(iii) register or qualify the Warrant Shares covered by the Registration Statement under the securities or Blue Sky laws of such states (in the United States) as any Stockholder shall reasonably request, and do any and all other related acts and things that may be reasonably necessary or desirable to enable each Stockholder to consummate the public sale or other disposition in such states of the Warrant Shares owned by such Stockholder and covered by the Registration Statement; provided, however, that the Company shall not be required in connection with this paragraph (iii) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

(iv) cause all Warrant Shares to be listed on the New York Stock Exchange; and

(v) notify each Stockholder as soon as reasonably practicable of the filing of any supplement to any Prospectus.

(b) If the Company has delivered a preliminary or final Prospectus to the Stockholders, and after having done so such Prospectus is required to be amended or supplemented to comply with the requirements of the Securities Act, the Company shall promptly notify the Stockholders of such fact and, if requested by the Company, the Stockholders shall immediately cease making offers or sales of shares under the Registration Statement, and return all Prospectuses to the Company. Subject to Section 1.2, the Company shall promptly provide the Stockholders with revised or supplemented Prospectuses and, following receipt of the revised or supplemented Prospectuses, the Stockholders shall be free to resume making offers and sales under the Registration Statement.

(c) If Stockholders holding a majority of the unsold Warrant Shares notify the Company in writing that they wish to offer and sell all of their unsold Warrant Shares through an Underwritten Offering (as defined below), and such Warrant Shares to be sold through an Underwritten Offering have a Fair Market Value (as defined below) as of the date of such notice to the Company of at least $20,000,000, then the Company shall use its reasonable best efforts to amend or supplement the Registration Statement and Prospectus for such purpose. Stockholders holding a majority of the unsold Warrant Shares shall have the right to select the managing underwriter or underwriters for such Underwritten Offering (subject to the consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed), by written notice to the Company. There shall be no more than one Underwritten Offering pursuant to the Registration Statement. As used in this Agreement, an "Underwritten Offering" means a public distribution of Warrant Shares pursuant to the Registration Statement, in which the Warrant Shares are sold by Stockholders to an underwriter or underwriters for reoffering to the public.

1.4 Expenses. The Company will pay all reasonable expenses incurred by it in complying with its obligations under this Agreement, including all registration and filing fees, exchange listing fees, fees and expenses of counsel for the Company, fees and expenses of accountants for the Company, expenses incident to any required filing with the National Association of Securities Dealers, Inc., and the reasonable fees and expenses of any one counsel retained by the Stockholders in connection with the Registration Statement (not to exceed $50,000), but excluding any brokerage fees, selling commissions or underwriting discounts incurred by the Stockholders in connection with sales under the Registration Statement.

1.5 Requirements of Stockholders. The Stockholders agree to:

(a) comply with the prospectus delivery requirements of the Securities Act and Regulation M under the Securities Exchange Act of 1934, as amended, in connection with any sale of the Warrant Shares and to deliver no Prospectus in connection with such sales other than as provided under Section 1.3 above;

(b) report to the Company sales made pursuant to the Registration Statement; and

(c) furnish to the Company such information regarding the Stockholders and the distribution proposed by the Stockholders as the Company may reasonably request.

1.6 Indemnification and Contribution.

(a) The Company shall indemnify and hold harmless each Stockholder, each underwriter of Warrant Shares covered by the Registration Statement, and each other person, if any, who controls any Stockholder or any such underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") against any losses, claims, damages, expenses or liabilities to which any such Stockholder, underwriter or controlling person may become subject by reason of any untrue statement of a material fact contained in the Registration Statement, or any omission to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon information furnished to the Company, in writing, by or on behalf of any such Stockholder, underwriter or controlling person specifically for use in the Registration Statement.

(b) Each Stockholder shall, severally and not jointly, indemnify and hold harmless the Company, each of its officers and directors and each underwriter and each person who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, expenses or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject by reason of any untrue statement of a material fact contained in the Registration Statement, or any omission to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon information furnished in writing to the Company by or on behalf of such Stockholder specifically for use in the Registration Statement; provided, however, that the obligations of a Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Stockholder of Warrant Shares sold pursuant to the Registration Statement.

(c) Each party entitled to indemnification under this Section 1.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.6 except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate (I) under applicable standards of professional conduct, (ii) due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding or (iii) because there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party; provided further that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

(d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 1.6 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Stockholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 1.6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of Section 1.6, (a) in no case shall any one Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Stockholder from the offering of Warrant Shares pursuant to the Registration Statement and (b) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 1.6, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 1.6. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

2. Transfers of Rights. This Agreement, and the rights and obligations of the Stockholder hereunder, may be not be transferred or assigned, other than (x) by IDEA, to a single assignee to whom IDEA has sold or assigned its right to receive payments under the License Agreement (as defined in the Warrants) and which assignee has been assigned all of IDEA's interest in the Warrants and to whom any Warrant Shares that have been issued upon exercise of the Warrants and not subsequently sold by IDEA have been transferred) (such assignee, the "Payment Assignee"), (y) by IDEA or the Payment Assignee to up to an aggregate of 40 assignees (each of which assignees has either been assigned all or a portion of one or both Warrants, or have had Warrant Shares transferred to it by IDEA) and (z) by any assignee of a Warrant referred to in clause (y), to a subsequent assignee to whom such first assignee transfers such Warrant, provided that such subsequent assignee agrees in writing prior to such assignment (with a copy to the Company) to immediately exercise such Warrant upon such assignment and to immediately sell all of the underlying Warrant Shares (and provided that such assignee actually does so); provided, however, that each transferee or assignee referred to in this sentence has first delivered a written instrument to the Company agreeing to be bound by the provisions of this Agreement as a "Stockholder" and setting forth such transferee or assignee's address for purposes of Section 5(d) hereof.

3. Confidentiality of Notices. Each Stockholder shall treat each notice from the Company regarding the Company's plans to file a registration statement under the Securities Act and each notice sent by the Company pursuant to Section 1.2 hereof confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

4. Termination. This Agreement shall terminate on the earlier to occur of (i) the Termination Date or (ii) the occurrence of the Termination Date (as defined in the Warrants) prior to any exercise of either Warrant. Sections 1.6 and 3 shall survive any termination of this Agreement.

5. General.

(a) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

(b) Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, the Company and the Stockholders shall be entitled to specific performance of the agreements and obligations of the Company and the Stockholders hereunder, as applicable, and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

(c) Governing Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to any conflicts of law provisions thereof that would cause the application of the laws of any other jurisdiction).

(d) Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed delivered (I) if delivered by personal delivery, when delivered and (ii) if delivered by courier service guaranteeing a specific delivery date, the date on which such courier service guarantees such delivery, in each case to the intended recipient as set forth below:

If to the Company, at 440 Route 22, Bridgewater, New Jersey 08807, Attention: General Counsel, or at such other address or addresses as may have been furnished in writing by the Company to the Stockholder, with a copy to David E. Redlick, Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109; or

If to the Stockholder, at his, her or its address set forth on his, her or its signature page to this Agreement, or at such other address or addresses as may have been furnished to the Company in writing by such Stockholder, with a copy to Jeffrey Gordon, Mayer, Brown, Rowe & Maw LLP, 11 Pilgrim Street, London EC4V 6RW, United Kingdom.

(e) Complete Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

(f) Amendments and Waivers. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least a majority of the Warrant Shares held by all of the Stockholders. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

(g) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(h) Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

(i) Section Headings. The section headings in this Agreement are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

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Executed as of the date first written above.

COMPANY:

ALPHARMA INC.

By: /s/ Jeffrey S. Campbell
Name: Jeffrey S. Campbell
Title: Executive Vice President and Chief Financial Officer

STOCKHOLDER:

IDEA AG

By: /s/ Gregor Cevc
Name: Gregor Cevc
Title: CEO

Address: IDEA AG
Frankfurter Ring 193a
D-80807 München